UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K

                                 CURRENT REPORT
                             _______________________

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                 January 4, 2008

                       Diamond Hill Investment Group, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)

             000-24498                              65-0190407
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      (Commission File Number)         (I.R.S. Employer Identification No.)

      325 John H. McConnell Blvd, Suite 200, Columbus, Ohio         43215
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      (Address of Principal Executive Offices)                    (Zip Code)

Registrant's Telephone Number, Including Area Code:   (614) 255-3333

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          (Former Name or Former Address, if Changed Since Last Report)

Item 8.01.     Other Events
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          As of December 31, 2007, preliminary assets under management totaled $4.405 billion. Following is a summary as of December 31, 2007 (in millions):

				         Equity    Fixed Income	    Total
Individually Managed Accounts 	        $   878	      $  121       $   999
Mutual Funds (including sub-advised)      2,762	         149         2,911
Private Investment Funds	   	    495            0           495
                                        -------       ------       -------
Total			       	        $ 4,135       $  270       $ 4,405

Investment Strategy
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Small and Small-Mid Cap         $    598
Large Cap and Select		   1,033
Long-Short		           2,509
Strategic and Fixed Income     	     265
				--------
Total			           4,405


                                    SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DIAMOND HILL INVESTMENT GROUP, INC.


Date: January 4, 2008	                     By: /s/ James F. Laird
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                                            James F. Laird, Chief Financial
                                            Officer and Secretary